QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(G)

AMENDED AND RESTATED
LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
(including the associated preferred stock purchase rights)
of
DIGIMARC CORPORATION
at
$12.25 NET PER SHARE
(which does not include the value attributable
to the Spin-Off described in the Amended and Restated Offer to Purchase)
Pursuant to the Amended and Restated Offer to Purchase dated July 17, 2008 by
DOLOMITE ACQUISITION CO.,
a wholly-owned subsidiary of
L-1 IDENTITY SOLUTIONS, INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON AUGUST 1, 2008, UNLESS THE OFFER IS EXTENDED.
  SHARES TENDERED MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION
  DATE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Depositary for the Offer is:

Computershare Inc.

If delivering by mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare c/o Voluntary Corporate Actions 250 Royall Street Canton, MA 02021

DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW, IF REQUIRED. THE INSTRUCTIONS SET FORTH IN THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IS COMPLETED.

THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) STOCKHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s)) (Attach additional signed list if necessary)	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Total Number of Shares Tendered(2)

Total Shares

(1)
Need not be completed by stockholders tendering by book-entry transfer.

(2)
Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

        This Amended and Restated Letter of Transmittal is to be used by stockholders of Digimarc Corporation, a Delaware Corporation ("Digimarc"), if certificates for shares ("Share Certificates") of common stock, par value $0.001 per share (including the associated preferred stock purchase rights, the "Shares"), of Digimarc are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Amended and Restated Offer to Purchase, dated July 17, 2008 (the "Amended and Restated Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer, to an account maintained by Computershare Inc. ("the Depositary") at the Book-Entry Transfer Facility (as defined in Section 2 ("Acceptance for Payment and Payment for Shares") of the Amended and Restated Offer to Purchase and pursuant to the procedures set forth in Section 3 ("Procedures for Accepting the Offer and Tendering Shares") thereof).

        Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Amended and Restated Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 ("Procedures for Accepting the Offer and Tendering Shares") of the Amended and Restated Offer to Purchase in order to participate in Purchaser's offer to purchase for cash all outstanding shares of Digimarc. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        This Amended and Restated Letter of Transmittal supersedes and replaces, in its entirety, the Letter of Transmittal sent to stockholders on or about July 3, 2008 (the "Original Letter of Transmittal"). Tendering stockholders may also continue to use the Original Letter of Transmittal previously circulated with the Offer to Purchase dated July 3, 2008 (the "Original Offer to Purchase") or they may use this Amended and Restated Letter of Transmittal. Although the Original Letter of Transmittal refers only to the Original Offer to Purchase, stockholders using such document to tender their Shares will nevertheless be deemed to be tendering pursuant to the Offer (as defined below) as amended and will receive the adjusted offer price of $12.25 per Share described in the Amended and Restated Offer to Purchase if Shares are accepted for payment and paid for by Purchaser (as defined below) pursuant to the Offer. Stockholders tendering their Shares according to the guaranteed delivery procedures set forth in Section 3 ("Procedures for Accepting the Offer and Tendering Shares") of the Amended and Restated Offer to Purchase may do so using either the original Notice of Guaranteed Delivery circulated with the Original Offer to Purchase or the Amended and Restated Notice of Guaranteed Delivery. Unless otherwise indicated, as used herein, the term "Notice of Guaranteed Delivery" refers to either such document.

        Shares previously tendered pursuant to the Original Offer to Purchase and the Original Letter of Transmittal and not withdrawn constitute valid tenders for purposes of the Offer as amended. Stockholders who have validly tendered and not withdrawn their Shares are not required to take any further action with respect to such Shares in order to receive the adjusted offer price if Shares are accepted for payment and paid for by Purchaser pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized. See Section 3 ("Procedures for Accepting the Offer and Tendering Shares") of the Amended and Restated Offer to Purchase.

Additional Information if Shares Have Been Lost

        If any Share Certificate you are tendering with this Amended and Restated Letter of Transmittal has been lost, stolen, destroyed or mutilated you should contact Computershare Trust Company, N.A. (the "Transfer Agent"), at (781) 575-2879 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

Ladies and Gentlemen:

        The undersigned hereby tenders to Dolomite Acquisition Co. ("Purchaser"), a Delaware corporation and wholly-owned subsidiary of L-1 Identity Solutions, Inc., the shares of common stock, par value $0.001 per share (including the associated preferred stock purchase rights, the "Shares"), of Digimarc Corporation, a Delaware corporation ("Digimarc"), pursuant to Purchaser's offer to purchase all outstanding Shares, at a purchase price of $12.25 per Share, net to the seller in cash, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Amended and Restated Offer to Purchase, dated July 17, 2008 (the "Amended and Restated Offer to Purchase"), and in this Amended and Restated Letter of Transmittal in connection with the offer (the "Offer").

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Computershare Inc. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in Section 2 ("Acceptance for Payment and Payment for Shares") of the Amended and Restated Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (2) present such Shares (and any and all Distributions) for transfer on the books of Digimarc and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

        By executing this Amended and Restated Letter of Transmittal, the undersigned hereby irrevocably appoints James DePalma and Mark Molina, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (1) to vote at any annual or special meeting of Digimarc's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (2) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (3) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer and deposits payment for the Shares with the Depositary. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Digimarc's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser, subject to the terms and conditions of the Offer, shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Amended and Restated Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Amended and Restated Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms of and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment).

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name: (Please Print)
Address: (Include Zip Code)
Taxpayer Identification or Social Security No.: (Also Complete Substitute W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name: (Please Print)
Address: (Include Zip Code)
Taxpayer Identification or Social Security No.: (Also Complete Substitute W-9 Below)

IMPORTANT
STOCKHOLDER: SIGN HERE
(Please complete and return the attached Substitute Form W-9 below)

Signature:	(Signature(s) of Holder(s) of Shares)
Date:
Name(s):	(Please Print)
Capacity:	(Full Title) (See Instruction 5)
Address:	(Include Zip Code)
Area Code and Telephone No.:
Tax Identification or Social Security No.:	(See Substitute Form W-9 enclosed herewith)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)
(If Required—See Instructions 1 and 5)

Authorized Signature:
Name:	(Please Print)
Name of Firm:
Address:	(Include Zip Code)
Area Code and Telephone No.:
Dated:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        To complete the Amended and Restated Letter of Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of Shares Tendered."

  •
  Sign and date the Amended and Restated Letter of Transmittal in the box entitled "Stockholder: Sign Here."

  •
  Fill in and sign in the box entitled "Substitute Form W-9."

        In completing the Amended and Restated Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled, "Special Delivery Instructions."

        If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Amended and Restated Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    No signature guarantee is required on this Amended and Restated Letter of Transmittal (a) if this Amended and Restated Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Amended and Restated Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, (each, an "Eligible Institution"). In all other cases, all signatures on this Amended and Restated Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Amended and Restated Letter of Transmittal is to be completed if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 ("Procedures for Accepting the Offer and Tendering Shares") of the Amended and Restated Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility, as well as this Amended and Restated Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Amended and Restated Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 ("Terms of the Offer") of the Amended and Restated Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 ("Procedures for Accepting the Offer and Tendering Shares") of the Amended and Restated Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Amended and Restated Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Amended and Restated Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Amended and Restated Letter of Transmittal must accompany each such delivery.

        The method of delivery of this Amended and Restated Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Amended and Restated Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

        4.    Partial Tenders.    If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Total Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share Certificate will be sent to the person(s) signing this Amended and Restated Letter of Transmittal, unless otherwise provided in the appropriate box on this Amended and Restated Letter of Transmittal, as promptly as practicable following the expiration or termination of the tender offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

        (a)    Exact Signatures.    If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

        (b)    Joint Holders.    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Amended and Restated Letter of Transmittal.

        (c)    Different Names on Share Certificates.    If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Amended and Restated Letters of Transmittal as there are different registrations of Share Certificates.

        (d)    Endorsements.    If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Amended and Restated Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Amended and Restated Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Amended and Restated Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Amended and Restated Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Amended and Restated Letter of Transmittal or to an address other than that shown in this Amended and Restated Letter of Transmittal, the appropriate boxes on this Amended and Restated Letter of Transmittal must be completed.

        8.    Substitute Form W-9.    To avoid backup withholding pursuant to U.S. federal income tax laws, a tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder, but such amounts will be refunded to such stockholder if he or she then properly provides a TIN to the Depositary within 60 days from the date the payor received a properly completed and signed substitute Form W-9.

        Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        9.    Irregularities.    All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion. Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right to waive any of the conditions of the tender offer (other than the Minimum Condition (as defined in the Amended and Restated Offer to Purchase) which may only be waived with the consent of Digimarc) and any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine. None of Purchaser, the Depositary or the Information Agent (as the foregoing are defined in the Amended and Restated Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        10.    Requests for Additional Copies.    Questions and requests for assistance or additional copies of the Amended and Restated Offer to Purchase and this Amended and Restated Letter of Transmittal should be directed to the Information Agent at its address and telephone number set forth below.

        11.    Lost, Stolen, Destroyed or Mutilated Certificates.    If any Share Certificate has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Transfer Agent at (781) 575-2879. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Amended and Restated Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

        This Amended and Restated Letter of Transmittal, properly completed and duly executed, together with Share Certificates being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 12:00 midnight, New York City time, on the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

        Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payor) with the stockholder's correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Amended and Restated Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is such stockholder's Social Security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

        Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the Substitute Form W-9 included in this Amended and Restated Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that the stockholder is not subject to backup withholding because (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (c) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

        The tendering stockholder is required to give the Depositary the TIN, generally the Social Security Number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

PAYOR'S NAME: COMPUTERSHARE INC.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	Social Security Number or Employer Identification Number Part 3— Awaiting TIN ☐ Part 4— Exempt ☐

Please print your name and address below.	Part 2—Certification—Under penalties of perjury, I certify that:
Name Address (Number and Street) City, State and Zip Code
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. Person (including a U.S. resident alien)

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
SIGNATURE	DATE

NOTE:	FAILURE TO PROPERLY COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days from the date the payor received a properly completed and signed substitute Form W-9.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

WHAT NAME AND NUMBER TO GIVE THE PAYOR

For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC		The owner(3)
For this type of account:			Give name and EIN of:

6.	Sole proprietorship or single-owner LLC		The owner(3)
7.	A valid trust, estate, or pension trust		Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  An organization exempt from tax under Section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7) of the Internal Revenue Code (the "Code") if the account satisfies the requirements of Section 401(f)(2) of the Code.

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency, or instrumentality thereof.

  •
  A registered dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a) of the Code.

  •
  An exempt charitable remainder trust, or a non-exempt trust exempt from tax under Section 664 of the Code, described in Section 4947(a)(1) of the Code.

  •
  An entity registered at all times under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to non-resident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A of the Code and regulations thereunder.

        PRIVACY ACT NOTICE—Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

        (1)   PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Tender Offer is:

If delivering by mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare c/o Voluntary Corporate Actions 250 Royall Street Canton, MA 02021

        Questions or requests for assistance or additional copies of the Amended and Restated Offer to Purchase and this Amended and Restated Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The Information Agent for the Tender Offer is:

501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders Call Toll-Free: (888) 750-5834
Banks and Brokers Call Collect: (212) 750-5833

QuickLinks

  Exhibit (a)(1)(G)
DESCRIPTION OF SHARES TENDERED
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
IMPORTANT STOCKHOLDER: SIGN HERE (Please complete and return the attached Substitute Form W-9 below)
Guarantee of Signature(s) (If Required—See Instructions 1 and 5)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
Purpose of Substitute Form W-9
What Number to Give the Depositary
SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9